LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
[LOGO]                                                    ENDED JANUARY 31, 1999

KEMPER HORIZON 20+ PORTFOLIO
KEMPER HORIZON 10+ PORTFOLIO
KEMPER HORIZON 5 PORTFOLIO
KEMPER HORIZON FUND

                "... Our disciplined approach precluded us from
investing in the high-priced growth stocks that drove the market. Instead, we're placing a greater emphasis on
                          value-oriented stocks. ..."
                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
9
Statistics for Horizon 20+ Largest Holdings
10
Statistics for Horizon 10+ Largest Holdings
11
Statistics for Horizon 5 Largest Holdings
12
Portfolios of Investments
28
Financial Statements
30
Notes to Financial Statements
35
Financial Highlights
42
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER HORIZON FUND TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

                            CLASS A  CLASS B  CLASS C

    HORIZON 20+              1.08%    0.76%    0.53%
    HORIZON 10+              2.68%    2.22%    2.21%
    HORIZON 5                2.87%    2.51%    2.60%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information or the Financial Highlights at the end of this report.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    1/31/99   7/31/98
--------------------------------------------------------------------------------
    HORIZON 20+ CLASS A              $13.59    $13.48
--------------------------------------------------------------------------------
    HORIZON 20+ CLASS B              $13.36    $13.28
--------------------------------------------------------------------------------
    HORIZON 20+ CLASS C              $13.34    $13.29
--------------------------------------------------------------------------------
    HORIZON 10+ CLASS A              $12.59    $12.49
--------------------------------------------------------------------------------
    HORIZON 10+ CLASS B              $12.58    $12.48
--------------------------------------------------------------------------------
    HORIZON 10+ CLASS C              $12.54    $12.44
--------------------------------------------------------------------------------
    HORIZON 5 CLASS A                $11.27    $11.26
--------------------------------------------------------------------------------
    HORIZON 5 CLASS B                $11.28    $11.28
--------------------------------------------------------------------------------
    HORIZON 5 CLASS C                $11.28    $11.27
--------------------------------------------------------------------------------

KEMPER HORIZON FUND
RANKINGS AS OF 1/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE EQUITY LIPPER CATEGORIES**

                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
    HORIZON 20+        #148 of    #158 of    #160 of
    1-YEAR            209 funds  209 funds  209 funds
--------------------------------------------------------------------------------
    HORIZON 20+        #102 of    #110 of    #114 of
    3-YEAR            154 funds  154 funds  154 funds
--------------------------------------------------------------------------------
    HORIZON 10+        #296 of    #313 of    #326 of
    1-YEAR            418 funds  418 funds  418 funds
--------------------------------------------------------------------------------
    HORIZON 10+        #245 of    #271 of    #274 of
    3-YEAR            291 funds  291 funds  291 funds
--------------------------------------------------------------------------------
    HORIZON 5          #48 of     #51 of     #50 of
    1-YEAR            92 funds   92 funds   92 funds
--------------------------------------------------------------------------------
    HORIZON 5          #33 of     #36 of     #37 of
    3-YEAR            43 funds   43 funds   43 funds
--------------------------------------------------------------------------------

** Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Rankings are historical and do not reflect future performance. The portfolios are compared to their respective Lipper categories as follows: Kemper Horizon 20+ -- Flexible Portfolio, Kemper Horizon 10+ -- Balanced Portfolio and Kemper Horizon 5 -- Income Portfolio.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD ENDED JANUARY 31, 1999, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                              LONG-TERM
                        INCOME DIVIDEND        CAPITAL
                   CLASS A  CLASS B  CLASS C    GAIN
--------------------------------------------------------------------------------
    HORIZON 20+    $.0150     --       --      $.0200
--------------------------------------------------------------------------------
    HORIZON 10+    $.1200   $.0647   $.0626    $.1100
--------------------------------------------------------------------------------
    HORIZON 5      $.1850   $.1559   $.1558    $.1200
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Data by Morningstar, Inc. Chicago, IL 312-696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The style box represents a snapshot of a fund's portfolio on a single day. Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Please consult the prospectus for a description of investment policies.

IMF AND G7 NATIONS Two international groups focusing on international economics and monetary policy. The International Monetary Fund (IMF) is an agency of the United Nations. The Group of Seven (G7) is an economic alliance of seven leading nations, including the United States.

QUANTITATIVE APPROACH An investment strategy that focuses on statistical analysis and calculations of stock and economic data. Quantitative investing often involves sophisticated computer modeling.

TWO-TIER MARKET Describes a security market in which the majority of gains are earned by a small group of companies. In 1998, a two-tier market existed in which only the largest growth-style stocks enjoyed particularly robust gains.

VALUE STOCKS Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

If you think the first quarter of 1999 has seemed rather anticlimactic compared to 1998, you're not alone. The year began with a quiet bang in the U.S. stock market, with the Dow Jones Industrial Average hitting an all-time high of 9643 points in the first week of January. While stock market volatility has continued, it seems to be phasing investors less and less. Even global events are being taken in stride. Europe's Economic and Monetary Union (EMU) was launched without much notice. And when Brazil's economy recently took a turn for the worse, Wall Street was only mildly concerned. Also contributing to today's laid-back attitude -- the impeachment trial of President Clinton has all but fizzled into obscurity without significantly affecting the U.S. economy or markets.

  Indeed, the U.S. economy looks good. The fundamentals by which we measure the state of the economy remain strong. We continue to see solid consumer spending growth, continued investment spending and low inflation. This suggests that there are no internal problems for continued U.S. economic growth.

  Additionally, we can expect the Federal Reserve Board to keep short-term interest rates steady. On February 3, the Fed left interest rates unchanged. It is likely that this "hands-off" approach will continue at the Fed's March 30 meeting, particularly if U.S. inflation remains in check and there is a degree of financial instability in the international arena.

  The U.S. budget surplus for 1998 came in at $60 billion, with another budget surplus of between $80 billion and $100 billion expected for fiscal 1999. Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained steady. GDP, driven by consumer spending, is expected to grow at an annualized rate of approximately 3 to 3.5 percent in 1999. We also anticipate modest capital spending growth and inventory growth.

  The consumer price index (CPI) remains in the vicinity of 2 percent. However, energy prices, which were down 6 to 7 percent last year and helped keep the CPI down, are unlikely to remain so low this year. For 1999, inflation should register at 2 to 2.5 percent.

  Employment growth has slowed to 2 percent, but combined with real wage growth of between 2 percent and 2.5 percent, produces real income growth between 4 percent and 5 percent. In addition, gains in household net worth, which tends to fuel consumer spending, are on the rise. Banks appear to be only a little less willing to lend in 1999, so the threat of a general credit crunch is minimal. As a result of all these factors, consumer spending should continue to grow this year.

  On a less positive note, corporate profits have slowed in 1999, growing at a rate of 1 percent to 3 percent on a year-over-year basis. As a result, we may see a slowdown in capital spending this year. The current U.S. account deficit is rising, which suggests the U.S. economy is increasingly dependent on foreign capital inflows to finance its economic activity. This is acceptable as long as foreign money continues to flow in. But if foreign investors, particularly the Japanese, no longer wish to invest in the United States, we can expect pressure on interest rates and the dollar, as well as increased uncertainty and market volatility.

  Given the events of the last two years, investors may be comforted by the fact that the U.S. markets and economy have withstood the test of tumultuous times. While certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, continue to recover and grow. As long as the Fed and the Group of Eight leading industrial nations (G8) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as some analysts expected. Indeed, Asian turmoil has not affected U.S. export

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

     THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                 [BAR GRAPH]

                                           NOW (2/28/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate(1)                           5                   5.34                   5.57                   6.42
Prime rate(2)                                   7.75                    8.5                    8.5                   8.25
Inflation rate(3)                                1.6                   1.68                   1.63                   3.04
The U.S. dollar(4)                             -1.53                   8.17                   5.05                   7.67
Capital goods orders(5)*                        5.53                   3.05                  12.61                   3.93
Industrial production(5)*                       1.72                   2.71                   5.92                   6.44
Employment growth(6)                            2.23                   2.69                   2.78                   2.47

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
    *DATA AS OF JANUARY 31, 1999.


SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


volumes as much as it has lowered import prices and helped reduce global interest rates.

  Ultimately, Europe's recently inaugurated EMU is likely to bring more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to ease fiscal and monetary policy, foster growth and reduce unemployment. It's going to be interesting to watch as the monetary union continues to evolve. One lesson for investors -- particularly those with international holdings -- is to diversify. With the democratization of the world, the globalization of trade and more free market economies at our fingertips, international markets are becoming more and more attractive. But if you subscribe to the concept of international investment, be cautious -- don't put all of your investment eggs in one basket (i.e. country or region).

  Other key elements to watch in 1999: the race for the next presidency and information technology preparedness for the year 2000. And remember, while it is nearly impossible to predict the next big crisis, preparedness through diversification and risk management are key.

  Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN E. SILVIA AS OF MARCH 8, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[FORTUNA PHOTO]

LEAD PORTFOLIO MANAGER PHILIP FORTUNA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HE JOINED THE ORGANIZATION IN 1986 AS AN INSTITUTIONAL PORTFOLIO MANAGER. FORTUNA RECEIVED A BACHELOR'S DEGREE IN ECONOMICS FROM CARNEGIE MELLON UNIVERSITY AND MASTER'S OF BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF CHICAGO.

FORTUNA IS SUPPORTED BY PORTFOLIO MANAGERS ALMOND GODUTI, SHAHRAM TAJBAKHSH AND ROBERT TYMOCZKO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BELOW, THE MANAGEMENT TEAM OF KEMPER HORIZON FUND PROVIDES AN OVERVIEW OF THE INVESTMENT CLIMATE AND THE FACTORS THAT DROVE THE FUND'S PERFORMANCE DURING THE SEMIANNUAL PERIOD. THE TEAM ALSO DESCRIBES THEIR QUANTITATIVE INVESTMENT DISCIPLINE, AND WHERE THEY ARE FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES.

Q     BEFORE WE DISCUSS THE PERFORMANCE OF THE PORTFOLIOS, COULD YOU PROVIDE US
WITH A BRIEF OVERVIEW OF THE ECONOMIC CLIMATE, AND THE KEY EVENTS THAT DROVE THE MARKET?

A During the semiannual period, the markets were extremely volatile. As we entered the semiannual period in August 1998, investors were jittery about uncertain U.S. economic growth and corporate-earnings strength. Investors were also dogged by worries about the possible impact of the Asian economic turmoil on the global marketplace.

      Against this climate of anxiety, the Russian debt default in late August sent markets into a tailspin. Stocks of all types suffered, but financial services stocks took the worst hit. Investors were afraid that financial service institutions could have exposure to the defaulted debt. The questionable economic strength of Latin America and Brazil were additional sources of concern.
      Yet, after the correction, the domestic stock market continued to rumble upward, though in practical terms, the rally was confined to a small group of the largest stocks. (We'll discuss this phenomenon in greater detail later in this report.) Many investors returned to the markets, buoyed by a view that the G7 nations and IMF (see Terms To Know) responded in an organized and cohesive fashion. Investor sentiment also rose as the Federal Reserve cut interest rates repeatedly in the weeks following the August correction, with the central banks of more than 30 nations following suit.

      Technology stocks outperformed all through the period, but spiked even higher in December and January, fueled by the growth potential of the Internet.

Q     IN GENERAL TERMS, HOW DID DIFFERENT TYPES OF STOCK PERFORM?

A     Investor emotion and anxiety drove much of the market's activity, leading to large-cap, growth-stock dominance. We saw a continuance of the narrow, two-tier market (see Terms To Know) that emerged in late 1997, after the Asian markets tumbled. Investors continued rushing into mega-cap growth stocks that offered perceived safe-haven status.

      In contrast, small-cap stocks and value stocks (see Terms To Know) were all but ignored. We can get a good sense of the trends by comparing various indexes. For instance, during the semiannual period, the Russell 1000 index, a benchmark for large-company stocks, gained 14.59 percent, while the Russell 2000 index, a benchmark for small-company stocks, gained only 2.40 percent.

      We can see how far large-cap growth stocks sprinted ahead of other types of stocks by comparing the performances of various indexes:

LARGE-CAP GROWTH STOCKS DOMINATED THE MARKET
BENCHMARK RETURNS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1999

                                             6-MONTH TOTAL RETURN
           INDEX         REPRESENTATIVE OF:    8/1/98 - 1/31/99
--------------------------------------------------------------------------------
    RUSSELL 1000 GROWTH  Large-Cap Growth            22.8%
--------------------------------------------------------------------------------
    RUSSELL 1000 VALUE   Large-Cap Value             5.79%
--------------------------------------------------------------------------------
    RUSSELL 2000 GROWTH  Small-Cap Growth            9.45%
--------------------------------------------------------------------------------
    RUSSELL 2000 VALUE   Small-Cap Value            -5.02%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE


Q     AGAINST THE VOLATILE BACKDROP YOU'VE DESCRIBED, HOW DID THE KEMPER HORIZON
FUND PORTFOLIOS PERFORM FOR THE SEMIANNUAL PERIOD?

A     For the six-month period ended January 31, 1999, Kemper Horizon 5
Portfolio posted the highest return, 2.87 percent. Kemper Horizon 10+ Portfolio gained 2.68 percent. Kemper Horizon 20+ Portfolio earned 1.08 percent. (All returns are for Class A shares, unadjusted for any sales charge.) During the past six months, the equity markets were more volatile than the fixed-income markets. As a result, the greater fixed-income exposure in Horizon 5 Portfolio provided an added degree of shelter.

Q     EACH KEMPER HORIZON FUND PORTFOLIO IS TAILORED TO A SPECIFIC INVESTMENT
TIME HORIZON. COULD YOU RECAP THE ASSET ALLOCATIONS OF EACH FUND?

A     Certainly. Let's look at each fund's target allocation, and review for whom each portfolio may be most appropriate:

- KEMPER HORIZON 5 PORTFOLIO -- This portfolio is the most conservative of the group, and may be most appropriate for investors with an investment time horizon of at least five years. Because of this cautious focus, Kemper Horizon 5 Portfolio has the greatest fixed-income exposure, and the least foreign-stock exposure. The target allocation of Kemper Horizon 5 Portfolio is 60 percent in fixed-income securities, and 40 percent in stocks.

- KEMPER HORIZON 10+ PORTFOLIO -- Designed for investors with a time horizon of at least 10 years, Kemper Horizon 10+ Portfolio holds a greater percentage of it assets in stocks than does Kemper Horizon 5 Portfolio. The target allocation of Kemper Horizon 10+ Portfolio is 60 percent in stocks and 40 percent in fixed-income securities.

- KEMPER HORIZON 20+ PORTFOLIO -- Kemper Horizon 20+ Portfolio is the least conservative portfolio, designed for investors with a time horizon of 20 years or more. Because the portfolio is designed to pursue goals that are relatively far down the road, its allocation is the most aggressive. Our optimal allocation for Kemper Horizon 20+ Portfolio is 80 percent in stocks and 20 percent in fixed-income securities.

      Within the stock components of each portfolio, we diversify further. We seek to allocate 70 percent to domestic stocks, and 30 percent to international stocks. For example, in Kemper Horizon 20+ Portfolio the domestic stocks make up 56 percent and the foreign stocks make up 22 percent of the portfolio. Kemper Horizon 10+ Portfolio's stock breakdown consists of 44 percent domestic stocks and 15 percent foreign stocks. And in Kemper Horizon 5 Portfolio the domestic stock allocation is 29 percent and the foreign stock allocation is 11 percent. Among these domestic portions, we earmark 70 percent to large-cap stocks and 30 percent to small-cap stocks.

      While we frequently rebalance the portfolios to keep them close to the targets, they won't always match up exactly, due to continuous market fluctuations.

Q     WHY IS DIVERSIFICATION AMONG ASSET CLASSES IMPORTANT? HOW CAN THE FUNDS
USE DIVERSIFICATION TO POTENTIALLY BENEFIT INVESTORS?

A     Diversification across asset classes seeks to reduce overall portfolio volatility. Typically, different types of investments perform differently in a given market climate. For instance, growth-style and value-style stocks have tended to rise and fall counter-cyclically, as have large-cap and small-cap stocks. Often, domestic stocks and bonds and international stocks have not moved in tandem. Statistically, this diversification has led to a reduced level of expected risk in the portfolio and, over multiple year investment horizons, higher expected returns for a given level of risk (of course past performance is no guarantee of future results, and diversification neither protects against losses or assures higher returns).

Q     IN THE PREVIOUS ANNUAL REPORT, YOU NOTED THAT YOU WERE SHIFTING THE FUND
TO A QUANTITATIVE APPROACH (SEE TERMS TO KNOW). IN YOUR OPINION, WHAT ARE THE BENEFITS OF A QUANTITATIVE STRATEGY?

A     We feel that our quantitative strategy helps us make disciplined investment decisions, based on thorough, rigorous research.

      Our quantitative models leverage more than a decade of testing, development and real-time implementation. The models draw upon the expertise and ideas of countless individuals across the organization. Through quantitative modeling, we are able to evaluate countless statistics, including price trends, earnings growth, balance sheet data and analyst expectations. This allows us to thoroughly track thousands of stocks. In this sort of fast-paced market climate, we believe that comprehensive research can make a tremendous difference.

      Our stock selection strategy is driven by independent research, not by what the Wall Street herd is doing. In volatile market climates, many investors get caught up in emotion, and lose sight of fundamentals. We believe that a quantitative strategy keeps us focused on logical, long-term investment goals.

Q     HOW DO YOU USE QUANTITATIVE TECHNIQUES TO MANAGE THE EQUITY PORTIONS OF
KEMPER HORIZON FUND PORTFOLIOS?

A     Currently, we are using 14 separate models to select

PERFORMANCE UPDATE

stocks. There are two domestic models, one for large-cap stocks and one-for small-cap stocks. We also employ 12 country- and region-specific models for the international component of the funds. Because we recognize that certain types of measures are more or less important for different types of stocks, we believe that it is essential to have multiple customized models.

      We're also implementing quantitative techniques to make sure that we're not losing sight of the forest through the trees. We evaluate how stocks could work together, as a cohesive whole, in support of the risk/return parameters we've set.

Q     YOU'VE NOTED THAT INTERNATIONAL ECONOMIC TURMOIL HAS BEEN CONSIDERABLE. IN
LIGHT OF THIS TURBULENT GLOBAL CLIMATE, HOW HAVE YOU BEEN MANAGING THE INTERNATIONAL COMPONENT OF THE PORTFOLIOS?

A     Through the international allocation, we seek to provide thorough diversification, while emphasizing more established foreign countries.

      Our strategy is to add value through stock selection, not active country allocation. We set the portfolios' country weightings to closely mirror those of the MSCI World ex U.S. Index. (This index comprises the stock markets worldwide, excluding the United States.)

      Because the index is market-cap weighted, the countries with the largest market capitalizations enjoy proportionately larger representation. Therefore, the portfolios have minimal exposure to the smallest, more risky emerging markets; and instead favor the established Western European nations and Japan.

      Consistent with our risk-conscious approach, our stock selection favors larger-cap, value-oriented stocks. During the semiannual period, our quantitative models led us to strong performing stocks from France, Australia and Japan.

Q     EACH PORTFOLIO INCLUDES FIXED-INCOME HOLDINGS. WHAT SORT OF BONDS DID YOU
FAVOR, AND WHY?

A     Through the fixed-income components, we're trying to add a degree of shelter from equity turbulence. Throughout the semiannual period, we favored short-duration U.S. Treasury Bonds. Duration is a measurement of a fund's sensitivity to interest rate moves. The shorter the duration, the less sensitive the bond is to interest rate changes. Because interest rates remained fairly stable, a longer average duration could have proven more profitable, but would have also carried more risk. We opted for a more-cautious approach.

      We're pleased to report that during August's market downslide, the fixed-income holdings helped mitigate declines.

Q     WHAT HELD THE FUND BACK DURING THE SEMIANNUAL PERIOD?

A     The domestic-stock allocation of each portfolio is targeted to be 70/30 between large- and small-company stocks. For the semiannual period, the portfolios' relative performance was hindered by exposure to the smaller-caps. Although small-caps have lagged, we believe that they offer far more reasonable valuations than do the mega-cap names that the market has favored recently.

      Additionally, our disciplined approach precluded us from investing in the high-priced growth stocks that drove the market. Instead, we're placing a greater emphasis on value-oriented stocks. For instance, we steered clear of many of the untested Internet names that sparked December and January's technology rally. We believe that for most of these stocks, their time in the sun will be short-lived. Our models support a more prudent, long-term approach.

Q     GIVEN THE CHALLENGES OF THE MARKET, WHERE ARE YOU FINDING ATTRACTIVE
STOCKS?

A     In broad terms, we feel that the mega-cap stocks are extremely overvalued.
Every company has a certain underlying value, and we believe the market is not pricing many of these mega-caps accordingly. Large-caps could slide fast if earnings are not met. Undervalued stocks generally have less room to fall if the market falters.

      Right now, we're finding more appealing opportunities among stocks in the lower end of the Russell 1000's market-cap range. On the basis of their more reasonable valuations, we believe that small-caps have the potential to wrest the upper hand from large-caps.

      We're also looking for stocks with good downside risk potential. That's one reason that we have high exposure to consumer staples stocks. Typically, these stocks are more defensive and have tended to better withstand market turmoil. Here, we're favoring stocks from a variety of subsectors, including specialty retailing, tobacco, restaurants and food stocks.

      Quality technology stocks remain an important theme in the portfolios.
As we mentioned, we are cautious about fledgling Internet stocks, instead preferring established, attractively valued companies that are benefiting from the Internet's growth, such as Sun Microsystems. We are also finding attractive opportunities in telecommunications stocks, such as ADC Telecommunications.

      In keeping with our value orientation, financial services stocks are well represented in the portfolios. August's market slide brought the stock prices of many quality companies to levels that our models found opportunistic. In keeping with our

PERFORMANCE UPDATE

risk-conscious approach, we've gravitated toward insurance-oriented companies rather than money-center banks. Insurance companies tend to have less international exposure, while offering steadier earnings.

      Within the health care arena, we're focusing on medical supplies and products. Often, the valuations of these stocks are more appealing than those of the large pharmaceutical firms. Several of the fund's health care stocks
-- including Amgen and Hanger Orthopedic Group -- delivered strong gains during the semiannual period.

      We also feel that foreign stocks offer compelling prospects. The formation of the European Union creates a positive long-term climate for the economies of Western Europe. Additionally, relative to the overpriced domestic mega-caps, the valuations of international stocks seem far more reasonable. International financial services and utility stocks are among those holding particular appeal.

Q     HOW DO YOU FEEL ABOUT THE GLOBAL ECONOMIC CLIMATE? IS THE WORST BEHIND US?

A We do believe that volatility will continue. There are still many issues within the global economy that must be addressed. Problems in Brazil, Latin America and Asia could certainly spill over and cause a negative impact on the U.S. market. We would also caution investors to not think of the domestic economy as an oasis. Wishful thinking does not generate total returns. We feel that investors with long-term time horizons follow a far more prudent route by placing their confidence in disciplined diversification.

      And while we do take a cautious view of the short-term market climate, we feel strongly that the markets do offer long-term potential. Moreover, we believe that through their convenient, disciplined diversification, the Kemper Horizon Fund portfolios provide shareholders with good opportunities for pursuing their time-specific goals.

STATISTICS FOR HORIZON 20+ LARGEST HOLDINGS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
    HORIZON 20+                        ON 1/31/99               7/31/98
--------------------------------------------------------------------------------
    COMMON STOCKS                          78%                     78%
--------------------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES             20                      21
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                    2                       1
--------------------------------------------------------------------------------
                                          100%                    100%

                                        [PIE CHART]           [PIE CHART]
                                        ON 1/31/99               7/31/98

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 5.3 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 1999

-----------------------------------------------------------------------------------------
HOLDING                                                                           PERCENT
-----------------------------------------------------------------------------------------
ADC TELECOMMUNICATIONS, INC.   Provider of hardware and software systems           1.2%
                               designed for communications networks, including
                               Internet/data, video and voice networks.
-----------------------------------------------------------------------------------------
INTEL CORP.                    Engaged in the design, development, manufacture     1.1%
                               and sale of advanced microcomputer components,
                               such as integrated circuits and other related
                               products.
-----------------------------------------------------------------------------------------
VIACOM, INC.                   Operates in the following industries:               1.1%
                               entertainment, networking and broadcasting,
                               video, theme parks, and publishing.
-----------------------------------------------------------------------------------------
AETNA, INC.                    Global provider of insurance and financial          1.0%
                               services, including annuity products,
                               investment-advisory and asset-management
                               services.
-----------------------------------------------------------------------------------------
AMES DEPARTMENT STORES, INC.   Operates a chain of discount department stores,     0.9%
                               selling brand-name goods.
-----------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

LARGEST HOLDINGS STATISTICS FOR HORIZON 10+

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
    HORIZON 10+                        ON 1/31/99              ON 7/31/98
--------------------------------------------------------------------------------
    COMMON STOCKS                          59%                     58%
--------------------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES             39                      40
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                    2                       2
--------------------------------------------------------------------------------
                                          100%                    100%

                                        [PIE CHART]             [PIE CHART]
                                         ON 1/31/99              ON 7/31/98

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 4.0 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 1999


---------------------------------------------------------------------------------------------
HOLDING                                                                             PERCENT
---------------------------------------------------------------------------------------------
INTEL CORP.                    Engaged in the design, development, manufacture    0.9%
                               and sale of advanced microcomputer components,
                               such as integrated circuits and other related
                               products.
---------------------------------------------------------------------------------------------
SUN MICROSYSTEMS               Provides high performance workstations, servers    0.9%
                               and networking software for the engineering,
                               scientific, commercial and technical industries.
---------------------------------------------------------------------------------------------
AMGEN, INC.                    Develops and manufactures biotechnology products.  0.8%
---------------------------------------------------------------------------------------------
TJX COMPANIES, INC.            Operates discount specialty retailing chains,      0.7%
                               including T.J. Maxx, Marshalls and Winners
                               Apparel, as well as mail-order retailer
                               Chadwick's of Boston.
---------------------------------------------------------------------------------------------
RYAN'S FAMILY STEAK HOUSES,    Operates a chain of restaurants in the Midwest     0.7%
INC.                           and southern United States.
---------------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

STATISTICS FOR HORIZON 5 LARGEST HOLDINGS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
    HORIZON 5                          ON 1/31/99              ON 7/31/98
--------------------------------------------------------------------------------
    COMMON STOCKS                          40%                     38%
--------------------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES             58                      60
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                    2                       2
--------------------------------------------------------------------------------
                                          100%                    100%

                                        [PIE CHART]             [PIE CHART]
                                         ON 1/31/99              ON 7/31/98

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 3.1 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 1999

-----------------------------------------------------------------------------------------
HOLDING                                                                           PERCENT
-----------------------------------------------------------------------------------------
QANTAS AIRWAYS, LTD.           Australian-based long-distance airline company,     0.7%
                               engaged in the transportation of passengers and
                               freight. Subsidiaries operate regional Australian
                               airlines.
-----------------------------------------------------------------------------------------
SUZUKEN CO., LTD.              Leading Japanese pharmaceutical wholesaler.         0.6%
-----------------------------------------------------------------------------------------
ADC TELECOMMUNICATIONS, INC.   Provider of hardware and software systems           0.6%
                               designed for communications networks, including
                               Internet/data, video and voice networks.
-----------------------------------------------------------------------------------------
INTEL CORP.                    Engaged in the design, development, manufacture     0.6%
                               and sale of advanced microcomputer components,
                               such as integrated circuits and other related
                               products.
-----------------------------------------------------------------------------------------
AMERITECH CORP.                Provider of telecommunications services,            0.6%
                               including local and long-distance, paging and
                               mobile telephone services, business consulting
                               and directory publishing.
-----------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIOS OF INVESTMENTS

KEMPER HORIZON FUND

HORIZON 20+, 10+ AND 5

Portfolio of Investments at January 31, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

[CAPTION]

------------------------------------------------------------------------------------------------------------------------
                                                                           HORIZON 20+ PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                               COUPON                PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                    TYPE                         RATE     MATURITY     AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY                                  Notes                       9.125%      1999       $   --      $   --
    SECURITIES--19.0%, 36.9%                                                   8.875       1999          500         501
    AND 53.6%                                                                  8.00        1999        1,280       1,303
                                                                               7.75        1999           --          --
                                                                               7.50        1999          540         551
                                                                               8.875       2000           --          --
                                                                               8.75        2000           --          --
                                                                               8.50        2000        4,445       4,690
                                                                               7.75        2000           --          --
                                                                               6.75        2000           --          --
                                                                               5.50        2000        1,300       1,321
                                                                               8.00        2001        2,900       3,109
                                                                               6.625       2001        6,165       6,452
                                                                               6.50        2001        4,320       4,495
                                                                               6.25        2001          125         129
                                                                               5.375       2001          500         507
                                                                               6.25        2002           --          --
                                                                               7.875       2004          936       1,085
                                                   ---------------------------------------------------------------------
                                                                                                                  24,143
------------------------------------------------------------------------------------------------------------------------
    MORTGAGED BACKED                               FHLMC                       6.50        2014          625         630
    SECURITIES--1.3%,                              GNMA                        6.50        2014          975         986
    2.5% AND 4.5%                                  ---------------------------------------------------------------------
                                                                                                                   1,616
                                                   ---------------------------------------------------------------------
                                                   TOTAL U.S. GOVERNMENT
                                                   OBLIGATIONS--20.3%, 39.4% AND 58.1%
                                                   (Cost: $25,635, $51,594 and $34,423)                           25,759
                                                   ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
              COMMON STOCKS                                                                SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
    BASIC INDUSTRIES--6.0%,                AK Steel Holding Corp.                               --                --
    2.3% AND 2.1%                          AMCOL International Corp.                         3,300                29
                                           Arbed, S.A.                                       3,600               260
                                           BASF, A.G.                                       20,800               769
                                           Bayer, A.G.                                          --                --
                                       (a) Bethlehem Steel Corp.                            13,200               114
                                       (a) Buckeye Technologies, Inc.                           --                --
                                           Burmah Castrol, PLC                              21,900               290
                                       (a) Comalco, Ltd.                                   171,800               615
                                       (a) Compania Espanola de Petroleos, S.A.                 --                --
                                           Crown Cork & Seal Co., Inc.                       2,200                70
                                           Dow Chemical Co.                                  4,100               361
                                           Eastman Chemical Co.                              1,600                65
                                           Elcor Corp.                                       1,650                57
                                           FPB Holding, A.G.                                 3,868               748
                                           Fletcher Challenge Building                     166,100               279
                                           Henkel KGaA                                       6,600               454
                                       (a) Genlyte Group, Inc.                              60,000             1,076
                                       (a) Lone Star Technologies, Inc.                         --                --
                                           Mississippi Chemical Corp.                           --                --
                                           Myers Industries, Inc.                            2,510                63
                                           Nucor Corp.                                       3,000               147
                                           Praxair, Inc.                                     3,000                97
                                       (a) Ryerson Tull, Inc.                               10,600                99

PORTFOLIOS OF INVESTMENTS


-------------------------------------         ---------------------------------
        HORIZON 10+ PORTFOLIO                             HORIZON 5 PORTFOLIO
-------------------------------------         ---------------------------------
-------------------------------------------------------------------------------
            PRINCIPAL                            PRINCIPAL
             AMOUNT            VALUE              AMOUNT            VALUE
-------------------------------------------------------------------------------
             $2,450           $ 2,480             $1,270           $ 1,286
                 --                --                 --                --
              3,050             3,104              1,760             1,791
                 --                --                300               307
                 --                --                440               449
              4,300             4,523              4,607             4,846
                500               530                 --                --
              5,070             5,330              1,500             1,558
                100               103                 --                --
                 --                --                250               256
                700               711                 --                --
              8,715             9,343              3,090             3,312
              6,667             6,978              7,220             7,556
              7,420             7,721              6,935             7,217
                 --                --                 --                --
                700               710                 --                --
              2,700             2,825                 --                --
              3,518             4,079              2,785             3,229
-------------------------------------------------------------------------------
                               48,437                               31,807
-------------------------------------------------------------------------------
              1,234             1,245                663               669
              2,025             2,047              2,000             2,022
-------------------------------------------------------------------------------
                                3,292                                2,691
-------------------------------------------------------------------------------
                               51,729                               34,498
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            NUMBER OF                            NUMBER OF
             SHARES            VALUE              SHARES            VALUE
-------------------------------------------------------------------------------

                  --               --                 300                6
               2,550               22                 900                8
                  --               --                  --               --
              15,800              584               5,900              218
               1,200               46                  --               --
               9,900               85                  --               --
                  --               --                 400                5
               9,200              122               1,900               25
             175,900              629              38,600              138
                  --               --               1,800               67
               1,900               60                 700               22
               2,800              247                 800               70
               1,500               61                 400               16
               1,300               45                 550               19
               1,277              247                 652              126
             120,000              202              19,300               32
                  --               --               1,700              117
                  --               --               1,600               29
                  --               --                 600                8
               1,000               12                 400                5
               1,950               49                 880               22
               2,000               98               1,200               59
               2,500               81               1,000               32
                  --               --                  --               --

PORTFOLIOS OF INVESTMENTS

(Dollars in thousands)

                                                                                          -----------------------------
                                                                                              HORIZON 20+ PORTFOLIO
                                                                                          -----------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           Rohm & Haas Co.                                      --          $     --
                                           Sumitomo Osaka Cement Co., Ltd.                 157,000               306
                                           Taiheiyo Cement Corp.                           228,000               541
                                           Technip, S.A.                                     2,627               233
                                           UPM-Kymmene, OYJ                                 10,600               277
                                           V.F. Corp.                                        1,800                77
                                           Valhi, Inc.                                       7,300                81
                                           Vulcan Materials Co.                              3,900               536
                                           -------------------------------------------------------------------------
                                                                                                               7,644
--------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--5.8%,                   Albany International Corp.                           --                --
    6.0% AND 2.3%                      (a) Alliant Techsystems "A"                           4,500               395
                                           Allied Signal, Inc.                                  --                --
                                       (a) American Power Conversion Corp.                      --                --
                                       (a) Avondale Industries, Inc.                            --                --
                                           Ball Corp.                                        9,300               418
                                           Blount International, Inc.                        1,400                36
                                           Briggs & Stratton Corp.                             700                38
                                           Carpenter Technology Corp.                        1,600                48
                                           Chart Industries, Inc.                           44,900               354
                                           Columbus McKinnon Corp.                              --                --
                                       (a) Cooper Cameron Corp.                                 --                --
                                           Emerson Electric Co.                              2,500               145
                                           Excel Industries, Inc.                            5,900               144
                                           Flowserve Corp.                                   1,327                22
                                           General Binding Corp.                               600                19
                                           General Cable Corp.                               1,500                28
                                           Gleason Corp.                                        --                --
                                           Ingersoll-Rand Co.                               14,900               708
                                           Kvaerner Industrier A.S., "A"                        --                --
                                           LaFarge Corp.                                        --                --
                                           Lincoln Electric Holdings, Inc.                   4,700               163
                                       (a) MSC Industrial Direct                             7,000               181
                                           Man, A.G.                                           400               108
                                           Mannesmann, A.G.                                  7,970             1,128
                                           Minnesota Mining & Manufacturing Co.              3,900               303
                                       (a) Mueller Industries, Inc.                             --                --
                                           Okuma Corp.                                     112,000               568
                                           Penta-Ocean Construction                             --                --
                                           Pitney Bowes, Inc.                                1,900               131
                                           Premark International, Inc.                      16,700               572
                                           Quanex Corp.                                      1,600                32
                                       (a) RTI International Metals                             --                --
                                           Reliance Steel & Aluminum                        10,400               285
                                       (a) Rexam, PLC                                           --                --
                                           Robbins & Myers, Inc.                                --                --
                                       (a) SLI, Inc.                                        20,700               569
                                           Scana Corp.                                          --                --
                                           Scotsman Industries, Inc.                        30,400               568
                                       (a) Shaw Group, Inc.                                     --                --
                                           Skanska, A.B., "B"                                   --                --
                                       (a) Superior Services, Inc.                           1,100                18
                                           Swire Pacific, Ltd., "A"                         60,000               257
                                       (a) Valassis Communications, Inc.                       700                36
                                           Valmet, OYJ                                          --                --
                                           Watts Industries, Inc., "A"                       1,800                26
                                       (a) Williams, PLC                                        --                --
                                       (a) Wyman-Gordon Co.                                  1,900                16
                                           -----------------------------------------------------------------------------
                                                                                                               7,316

PORTFOLIOS OF INVESTMENTS


-------------------------------------         -------------------------------
        HORIZON 10+ PORTFOLIO                         HORIZON 5 PORTFOLIO
-------------------------------------         -------------------------------
            NUMBER OF                             NUMBER OF
             SHARES            VALUE               SHARES           VALUE
-----------------------------------------------------------------------------
               1,500          $    47                    --          $    --
                  --               --                    --               --
                  --               --                42,000              100
               1,567              139                   469               42
               3,000               78                 1,500               39
               1,400               60                   400               17
              11,600              128                 4,800               53
                  --               --                    --               --
-----------------------------------------------------------------------------
                                3,042                                  1,275
-----------------------------------------------------------------------------
                  --               --                   206                4
                 700               61                   600               53
               8,000              312                    --               --
               4,700              240                    --               --
                  --               --                   200                6
                 800               36                   700               32
               1,200               31                   400               10
                 500               27                   200               11
               1,200               36                   400               12
              12,800              101                    --               --
                  --               --                 2,400               54
               3,500               82                    --               --
                  --               --                    --               --
                  --               --                    --               --
               1,018               17                   478                8
                  --               --                 2,200               68
               1,500               28                   450                8
              45,500              771                    --               --
               4,200              199                    --               --
               3,000               60                    --               --
               5,600              219                 2,000               78
              38,800              820                    --               --
              10,200              264                 1,200               31
                 300               81                   100               27
               5,910              836                 1,270              180
               3,300              256                 1,000               78
               1,500               38                   200                5
              87,000              441                19,000               96
             429,000              762                93,000              165
               1,600              110                   500               34
               8,700              298                 3,700              127
               1,200               24                   500               10
              12,700              157                    --               --
              12,400              339                   200                5
             122,341              195                    --               --
                  --               --                   300                7
              18,900              520                 2,900               80
                  --               --                 3,400               94
                  --               --                    --               --
                  --               --                   400                6
               2,200               64                    --               --
                  --               --                 1,900               31
              55,000              236                10,000               43
                 600               31                   300               15
               7,600               76                    --               --
               1,400               20                   600                9
               9,200               48                    --               --
               1,400               12                   600                5
-----------------------------------------------------------------------------
                                7,848                                  1,392

PORTFOLIOS OF INVESTMENTS

(Dollars in thousands)

                                                                                          ----------------------------
                                                                                              HORIZON 20+ PORTFOLIO
                                                                                          ----------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS --                  American Greetings Corp.                         13,700          $    541
    10.5%, 9.5% AND 5.6%               (a) Ames Department Stores                           38,200             1,175
                                       (a) AutoZone, Inc.                                    8,000               271
                                       (a) Avis Rent A Car, Inc.                            20,500               548
                                       (a) BJ's Wholesale Club                               1,000                45
                                       (a) Best Buy Co., Inc.                                1,700               154
                                           Borg-Warner Automotive, Inc.                        800                39
                                           Brown Group, Inc.                                 2,200                35
                                       (a) Budget Group, Inc.                                   --                --
                                           Burlington Coat Factory                          57,900               829
                                           Bush Industries, Inc.                                --                --
                                       (a) Cellstar Corp.                                   12,400               147
                                       (a) Central Garden & Pet Co.                         10,500               169
                                       (a) Chattem, Inc.                                       600                23
                                           Dillard's, Inc.                                  12,000               298
                                           Douglas Holding, A.G.                             1,100                62
                                       (a) Education Management Corp.                           --                --
                                       (a) Electronic Arts, Inc.                                --                --
                                           Etablissements Economiques du Casino
                                             Guichard-Perrachon, S.A.                           --                --
                                           Family Dollar Stores, Inc.                       30,000               563
                                       (a) Finish Line, Inc., "A"                           15,400               141
                                       (a) Friedman's, Inc., "A"                                --                --
                                       (a) Genesco, Inc.                                        --                --
                                           Hartmarx Corp.                                   30,000               150
                                           Hillenbrand Industries, Inc.                      2,200               103
                                           Hollinger International, Inc.                        --                --
                                           Home Depot                                           --                --
                                           International Flavors & Fragrances, Inc.             --                --
                                           Kingfisher, PLC                                  61,900               632
                                           Longs Drug Stores                                 3,300               126
                                       (a) Mail-Well, Inc.                                   5,200                68
                                           May Department Stores Co.                         4,000               242
                                       (a) Men's Wearhouse, Inc.                             7,200               213
                                       (a) Mirage Resorts, Inc.                             14,900               213
                                       (a) Mohawk Industries, Inc.                              --                --
                                       (a) MotivePower Industries, Inc.                     11,300               354
                                       (a) Neiman Marcus                                     5,700               140
                                           Newell Co.                                       14,200               590
                                       (a) Nine West Group, Inc.                            20,000               275
                                       (a) Nortek, Inc.                                      6,800               189
                                       (a) Pacific Sunwear of California                     3,750                95
                                           Penton Media, Inc.                                7,100               149
                                       (a) Personnel Group of America, Inc.                 21,400               296
                                           Pillowtex Corp.                                   6,000               132
                                       (a) Rental Service Corp.                                 --                --
                                           Rentokil Initial, PLC                            90,204               667
                                       (a) Sankyo Co., Ltd.                                     --                --
                                       (a) Sola International, Inc.                         29,500               492
                                           Sony Corp.                                           --                --
                                       (a) Stage Stores, Inc.                                   --                --
                                           Stewart Enterprises, Inc.                         9,200               161
                                       (a) Sylvan Learning Systems, Inc.                    10,850               342
                                           TJX Companies, Inc.                                  --                --
                                       (a) Tower Automotive, Inc.                               --                --
                                       (a) Viacom "B"                                       15,900             1,352
                                           Wal-Mart Stores, Inc.                             8,000               688
                                       (a) Wet Seal "A"                                     13,100               493
                                       (a) Whole Foods Market                                3,800               122
                                           -----------------------------------------------------------------------------
                                                                                                              13,324

PORTFOLIOS OF INVESTMENTS


-------------------------------------         -------------------------------
        HORIZON 10+ PORTFOLIO                         HORIZON 5 PORTFOLIO
-------------------------------------         -------------------------------
            NUMBER OF                             NUMBER OF
             SHARES            VALUE               SHARES           VALUE
-----------------------------------------------------------------------------


               8,600          $   340               2,700          $   107
               8,100              249               8,800              271
               7,000              237                  --               --
               2,200               59                  --               --
                 800               36                 300               13
               6,900              626                 500               45
                 600               29                 200               10
               1,700               27                 600               10
               3,600               52                  --               --
               5,600               80              14,400              206
                  --               --                 300                4
              43,100              512              21,900              260
              16,900              271               4,200               67
                  --               --                  --               --
               9,000              223               4,000               99
               8,600              483                 300               17
               4,600              139                  --               --
               4,900              207               1,500               63
               3,600              350                  --               --
                  --               --               5,000               94
              24,100              221               4,600               42
               1,600               20                  --               --
              23,600              176              30,400              226
              30,000              150                  --               --
                  --               --                  --               --
                  --               --               1,400               18
              10,600              640               1,400               85
               1,500               65                 500               22
              46,300              473              15,600              159
              15,100              579                 400               15
                  --               --               1,200               16
               4,000              242                 900               54
               5,400              160                  --               --
              45,200              647              15,500              222
                  --               --                 900               35
                  --               --               2,000               63
               6,400              158               1,900               47
               9,200              382               2,700              112
              17,000              234               5,000               69
                  --               --                  --               --
               2,550               65                  --               --
               4,000               84               1,900               40
              18,300              253                  --               --
                  --               --                  --               --
               1,100               27               2,400               58
              50,098              370              19,910              147
              54,800              921                  --               --
               1,700               28               3,400               57
               1,600              117                  --               --
              50,400              403               9,900               79
               2,700               47               1,800               32
               8,900              280               4,150              131
              32,200              952                  --               --
               5,400              136               1,600               40
                 900               76               1,300              111
                  --               --                  --               --
              13,500              508               3,900              147
               3,200              103                 800               26
-----------------------------------------------------------------------------
                               12,437                                3,319

PORTFOLIOS OF INVESTMENTS

(Dollars in thousands)

                                                                                          --------------------------
                                                                                             HORIZON 20+ PORTFOLIO
                                                                                          --------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES--1.9%,               AAR Corp.                                            --          $     --
    1.3% AND 1.5%                          BBA Group, PLC                                       --                --
                                           Coachmen Industries, Inc.                        18,800               470
                                           DaimlerChrysler, A.G.                               374                39
                                       (a) Ducommun, Inc.                                       --                --
                                       (a) Fairchild Corp., "A"                             19,300               258
                                           Fiat, SpA                                        71,800               232
                                           Fleetwood Enterprises, Inc.                       1,100                41
                                           Ford Motor Co.                                    7,500               461
                                           Honda Motor Co., Ltd.                             3,100               115
                                           Intermet Corp.                                    3,900                52
                                           Renault, S.A.                                     7,100               396
                                           Standard Pacific Corp.                           25,200               353
                                           -------------------------------------------------------------------------
                                                                                                               2,417
--------------------------------------------------------------------------------------------------------------------
   CONSUMER STAPLES -- 7.0%,               Adolph Coors Co.                                  4,800               307
   4.9% AND 3.3%                       (a) American Italian Pasta Co.                           --                --
                                           Applebee's International                          1,200                26
                                           Booker, PLC                                      11,500                10
                                           Clorox Co.                                          523                65
                                           ConAgra                                          10,600               345
                                           DIMON, Inc.                                          --                --
                                           Dole Food Company, Inc.                              --                --
                                           Farmer Brothers Co.                                 500               104
                                           Harman International Industries, Inc.               800                34
                                           Imperial Tobacco Group, PLC                      99,000             1,144
                                           Koninklijke Ahold, N.V.                          19,150               745
                                       (a) Lone Star Steakhouse & Saloon                        --                --
                                           McDonald's Corp.                                 10,400               820
                                           Michael Foods, Inc.                              39,700               888
                                       (a) Ocular Sciences, Inc.                             7,300               170
                                       (a) Performance Food Group Co.                        1,800                53
                                           Philip Morris Cos.                               20,450               961
                                       (a) Ryan's Family Steak Houses, Inc.                 42,700               590
                                           Seaboard Corp.                                    1,500               627
                                           SEITA                                             8,700               495
                                           Springs Industries, Inc., "A"                       800                33
                                           UST, Inc.                                        24,000               756
                                           Universal Corp.                                  19,000               576
                                           Wendy's International                             8,700               207
                                           -------------------------------------------------------------------------
                                                                                                               8,956
--------------------------------------------------------------------------------------------------------------------
    ENERGY -- 2.9%,                        Ashland, Inc.                                     4,300               204
    3.0% AND 1.1%                          Atlantic Richfield Co.                            4,700               270
                                           Atmos Energy Corp.                                1,500                45
                                           BG, PLC                                         155,700               966
                                           Chevron Corp.                                     3,000               224
                                           Elf Aquitaine                                        --                --
                                           Ente Nazionale Idrocarburi, SpA                 131,400               780
                                           Exxon Corp.                                          --                --
                                       (a) Nabors Industries, Inc.                           3,700                46
                                       (a) Plains Resources, Inc.                               --                --
                                           Questar Corp.                                     6,000               100
                                           Repsol, S.A.                                      5,300               288
                                       (a) Seitel, Inc.                                      2,000                26
                                       (a) Tesoro Petroleum Corp.                            3,200                35
                                           Texaco, Inc.                                      1,600                76
                                           TransCanada PipeLine, Ltd.                       13,700               195
                                       (a) UTI Energy Corp.                                 60,200               418
                                           -----------------------------------------------------------------------------
                                                                                                               3,673

PORTFOLIOS OF Investments

-------------------------------------         -------------------------------
        HORIZON 10+ PORTFOLIO                         HORIZON 5 PORTFOLIO
-------------------------------------         -------------------------------
            NUMBER OF                             NUMBER OF
             SHARES            VALUE               SHARES           VALUE
-----------------------------------------------------------------------------
               6,500          $   126                   --          $    --
              23,900              149                7,800               49
                  --               --                7,700              193
               1,247              129                   --               --
                  --               --                4,200               60
              17,900              239                3,600               48
                  --               --               12,700               41
                 800               30                  300               11
               8,000              491                2,800              172
               2,200               82                1,000               37
               2,900               39                1,300               17
                  --               --                   --               --
              27,900              391               20,100              281
------------------------------------------------------------------------------
                                1,676                                   909
------------------------------------------------------------------------------
                 500               32                1,300               83
               2,300               64                   --               --
                 900               20                  500               11
                  --               --                2,900                3
                 383               48                  174               22
              12,000              390                   --               --
                  --               --                  300                2
               5,000              152                   --               --
                  --               --                1,000              207
                 700               29                  300               13
              79,400              918               24,100              278
              11,041              429                3,374              131
                  --               --                  500                4
               7,000              552                2,000              158
              26,200              586                2,000               45
               5,400              126                1,200               28
               2,600               77                  600               18
              15,750              740                4,950              233
              68,400              945                7,200               99
                 900              376                   --               --
                  --               --                4,300              245
                 600               25                  200                8
              13,500              425                6,100              192
              12,000              364                4,000              121
               7,000              167                2,400               57
------------------------------------------------------------------------------
                                6,465                                 1,958
------------------------------------------------------------------------------
               7,300              347                1,200               57
               4,500              258                1,400               80
               1,200               36                  400               12
             120,200              746                6,700               42
               3,000              224                1,000               75
               2,656              288                   --               --
             118,600              704               23,700              141
               4,000              282                   --               --
                  --               --                   --               --
              12,700              144                   --               --
               5,000               83                1,400               23
               3,780              205                1,230               67
               1,600               20                  600                8
               2,400               26                1,100               12
               1,200               57                  400               19
                  --               --                   --               --
              61,200              425               16,700              116
------------------------------------------------------------------------------
                                3,845                                   652

PORTFOLIOS OF INVESTMENTS

(Dollars in thousands)

                                                                                          -------------------------------
                                                                                              HORIZON 20+ PORTFOLIO
                                                                                          -------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                           SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
  FINANCE -- 15.1%,                        A.G. Edwards, Inc.                               10,500          $    356
  10.5% AND 8.0%                           AXA-UAX, S.A.                                     5,100               741
                                           Aetna, Inc.                                      13,700             1,235
                                           Allmerica Financial Corp.                            --                --
                                           Ambac Financial Group, Inc.                       8,000               479
                                           American General Corp.                            2,400               171
                                           Assicurazioni Generali, SpA                          --                --
                                           Associates First Capital Corp.                    3,930               159
                                           Astoria Financial Corp.                           1,840                84
                                           BB&T Corp.                                       16,000               612
                                           Bank of New York Co.                              3,400               121
                                           Bank of Nova Scotia                               9,400               203
                                           Bank One Corp.                                    2,749               144
                                           Banque Nationale de Paris                         8,400               764
                                           Bear Stearns Cos.                                 6,000               283
                                       (a) Berkshire Hathaway, Inc.                              5               341
                                           Chartwell Re Corp.                                   --                --
                                           Chase Manhattan Corp.                             3,800               292
                                           China Resources Enterprises, Ltd.               364,000               442
                                           Cincinnati Financial Corp.                        1,000                33
                                           Citigroup, Inc.                                   7,000               392
                                           Commercial Federal Corp.                          9,700               222
                                           Compass Bancshares, Inc.                             --                --
                                           Cullen Frost Bankers, Inc.                        1,000                52
                                       (a) Custos, A.B.                                         --                --
                                           Dah Sing Financial                              112,400               211
                                           Del Webb Corp.                                    3,100                81
                                           Deluxe Corp.                                         --                --
                                           Dresdner Bank, A.G.                               2,500               102
                                           Everest Reinsurance Holdings, Inc.                   --                --
                                           Federal National Mortgage Association            15,100             1,100
                                           Fidelity National Financial, Inc.                 5,500               146
                                       (a) Financial Federal Corp.                          11,500               269
                                           First Union Corp.                                 5,520               290
                                           Fleet Financial Group, Inc.                       3,800               168
                                           Fremont General Corp.                             1,600                36
                                           Fund America Enterprises Holdings, Inc.           1,600               233
                                           HSBC Holdings, PLC                                9,778               244
                                           Hang Seng Bank, Ltd.                             21,000               175
                                           Hartford Financial Services                      10,000               519
                                           Heller Financial, Inc.                               --                --
                                           Hibernia Corp.                                       --                --
                                       (a) IMC Mortgage Co.                                112,700                49
                                           ING Groep, N.V.                                  11,035               644
                                           Jefferson-Pilot Corp.                             4,350               330
                                           KeyCorp                                           2,600                83
                                           LandAmerica Financial Group, Inc.                 1,100                55
                                       (a) LaSalle Partners, Inc.                            3,400               107
                                           Legg Mason, Inc.                                  9,100               271
                                           MGIC Investment Corp.                             7,800               286
                                           Man (ED&F) Group, PLC                            29,700               154
                                           Merrill Lynch & Co., Inc.                         5,600               426
                                           Mitsui Trust & Banking Co., Ltd.                291,000               301
                                           Morgan Stanley, Dean Witter & Co.                 8,000               695
                                           NAC Re Corp.                                      5,400               264
                                       (a) NVR, Inc.                                            --                --
                                           Old Republic International Corp.                     --                --
                                           PNC Bank Corp.                                    3,000               154
                                           Progressive Corp.                                    --                --
                                           Protective Life Insurance Co.                     8,500               294
                                           Provident Financial Group                         5,500               199

PORTFOLIOS OF INVESTMENTS

-------------------------------------         -------------------------------
        HORIZON 10+ PORTFOLIO                         HORIZON 5 PORTFOLIO
-------------------------------------         -------------------------------
            NUMBER OF                             NUMBER OF
             SHARES            VALUE               SHARES           VALUE
-----------------------------------------------------------------------------
              11,600          $   393                1,500          $    51
               3,800              552                1,720              250
                  --               --                1,400              126
                  --               --                3,400              183
                  --               --                2,000              120
               2,600              185                   --               --
               1,800               77                   --               --
               4,192              170                1,466               59
               1,380               63                  575               26
               7,000              268                4,200              161
               2,400               85                   --               --
                  --               --                   --               --
               1,831               96                  750               39
               2,500              227                  800               73
               7,400              349                2,100               99
                  --               --                   --               --
                  --               --                  200                5
               3,000              231                  800               62
             102,000              124               38,000               46
                  --               --                1,600               53
               8,500              477                1,500               84
               6,725              154                3,800               87
                 650               23                   --               --
                 800               42                  300               16
               1,500               31                   --               --
             108,800              204               31,600               59
               2,200               57                  900               23
               8,500              303                1,500               53
               8,800              360                5,200              213
               3,100              104                   --               --
              12,300              896                3,700              270
               8,140              217                   --               --
              11,900              278                3,550               83
               4,600              242                   --               --
               2,400              106                  800               35
               1,400               32                  400                9
                  --               --                   --               --
              11,131              278                2,642               66
              27,700              231               13,400              112
                  --               --                2,000              104
              10,400              285                   --               --
              11,500              193                   --               --
                  --               --                   --               --
               6,419              375                3,156              184
               6,000              454                1,800              136
               3,400              108                  800               26
                 800               40                  300               15
               2,800               88                1,400               44
                  --               --                   --               --
               6,000              220                2,000               73
                  --               --                4,800               25
               3,100              236                  800               61
             411,000              425              112,000              116
               4,200              365                1,300              113
              10,800              528                2,000               98
                  --               --                1,800               80
                  --               --               13,000              254
               2,100              107                  900               46
               1,500              187                   --               --
               5,200              180                3,000              104
                  --               --                   --               --

PORTFOLIOS OF INVESTMENTS

(Dollars in thousands)


                                                                                          -------------------------------
                                                                                              HORIZON 20+ PORTFOLIO
                                                                                          -------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                           SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Pulte Corp.                                          --          $     --
                                           Raymond James Financial                          50,700               966
                                           Reliance Group Holdings, Inc.                     2,200                24
                                           Resource Bancshares Mortgage Group, Inc.          2,520                37
                                           Rouse Co.                                        39,100               924
                                           SLM Holding Corp.                                 5,400               238
                                           Safeco Corp.                                      7,100               276
                                           Sakura Bank, Ltd.                               215,000               526
                                           Stewart Information Services                      2,600               139
                                           SunTrust Banks, Inc.                                 --                --
                                           Texas Regional Bancshares, Inc.                   4,300               108
                                           20th Century Industries                          43,300               917
                                           United Companies Financial Corp.                     --                --
                                           W.R. Berkley Corp.                                   --                --
                                           Webster Financial Corp.                              --                --
                                           Wing Hang Bank, Ltd.                                 --                --
                                           -------------------------------------------------------------------------
                                                                                                              19,167
--------------------------------------------------------------------------------------------------------------------
    HEALTH CARE -- 6.1%,                   Abbott Laboratories                              13,490               626
    4.8% AND 3.3%                          American Home Products Corp.                     11,000               646
                                       (a) American Oncology Resources                      13,400               183
                                       (a) Amgen, Inc.                                       1,900               243
                                       (a) Bio-Rad Laboratories, Inc. "A"                   11,000               227
                                           C.R. Bard, Inc.                                   5,000               253
                                           Cardinal Health, Inc.                             6,412               474
                                       (a) Centennial HealthCare Corp.                       1,500                23
                                       (a) CONMED Corp.                                         --                --
                                       (a) Genesis Health Ventures, Inc.                        --                --
                                       (a) Hanger Orthopedic Group, Inc.                    21,200               530
                                           Hologic, Inc.                                        --                --
                                           Johnson & Johnson                                 4,000               340
                                           McKesson Corp.                                       --                --
                                           Medtronic, Inc.                                  10,818               862
                                           Merck & Co., Inc.                                 4,900               719
                                       (a) NBTY, Inc.                                        9,500                56
                                           Omnicare, Inc.                                    4,400               135
                                           Pfizer, Inc.                                         --                --
                                       (a) Renal Care Group, Inc.                            2,550                79
                                       (a) Safeskin Corp.                                    9,400               220
                                           Schering-Plough, PLC                              7,000               382
                                           Suzuken Co., Ltd.                                15,000               334
                                       (a) Trigon Healthcare, Inc.                          11,800               377
                                       (a) Universal Health Services, Inc.                   7,400               331
                                       (a) Wellpoint Health Networks, Inc.                   5,800               434
                                       (a) Xomed Surgical                                    9,000               323
                                           -------------------------------------------------------------------------
                                                                                                               7,797
--------------------------------------------------------------------------------------------------------------------
   TECHNOLOGY -- 14.5%,                (a) ADC Telecommunications, Inc.                     38,400             1,526
   9.4% AND 7.1%                           AMP, Inc.                                         8,112               427
                                           AT&T Corp.                                           --                --
                                       (a) Affiliated Computer Services, Inc.               21,500             1,037
                                       (a) AirTouch Communications, Inc.                        --                --
                                           Alcatel Sel, A.G.                                 1,222               210
                                           Alltel Corp.                                      5,000               323
                                           Ameritech Corp.                                   6,200               404
                                           BCE, Inc.                                        10,900               490
                                           Belden, Inc.                                         --                --
                                           BellSouth Corp.                                   8,000               357
                                       (a) Benchmark Electronics, Inc.                       1,400                54

PORTFOLIOS OF INVESTMENTS


-------------------------------------         -------------------------------
        HORIZON 10+ PORTFOLIO                         HORIZON 5 PORTFOLIO
-------------------------------------         -------------------------------
            NUMBER OF                             NUMBER OF
             SHARES            VALUE               SHARES           VALUE
-----------------------------------------------------------------------------
              16,000          $   483                    --          $    --
              31,700              604                 3,700               71
               2,200               24                   700                8
               1,890               28                   735               11
              30,200              713                 9,700              229
                  --               --                   600               26
               2,000               78                    --               --
             102,000              250                    --               --
               3,200              171                 2,200              118
                 960               68                    --               --
               3,900               97                   800               20
                  --               --                 4,200               89
                  --               --                   500                1
                  --               --                   100                3
               1,200               36                   400               12
             277,500              564                95,000              193
------------------------------------------------------------------------------
                               13,762                                  4,723
------------------------------------------------------------------------------
               9,600              446                 3,800              176
               4,200              246                 3,000              176
              16,700              229                 9,400              129
               8,100            1,035                   500               64
              18,800              388                 1,000               21
               8,000              405                 2,700              137
               4,275              316                    --               --
                  --               --                    --               --
               1,700               56                    --               --
                  --               --                   300                2
              20,600              515                 7,800              195
               1,500               19                   600                8
               2,350              200                    --               --
               4,500              338                 1,500              113
               3,299              263                   537               43
               3,000              440                 1,500              220
              10,000               59                 4,700               28
               5,800              178                 1,000               31
               5,000              643                    --               --
                  --               --                 1,050               33
               6,200              145                 2,000               47
                  --               --                    --               --
                 900               20                16,600              370
                  --               --                    --               --
                  --               --                    --               --
                 700               52                 1,100               82
               7,500              269                 1,500               54
------------------------------------------------------------------------------
                                6,262                                  1,929
------------------------------------------------------------------------------
                  --               --                 4,700              370
               6,716              353                 2,094              110
                  --               --                   900               82
                  --               --                 5,200              251
               6,000              579                    --               --
                 735              126                   169               29
                  --               --                    --               --
               7,700              501                 4,900              319
                  --               --                    --               --
                 900               18                   400                8
              17,200              768                 2,800              125
               1,200               46                   400               15

PORTFOLIOS OF INVESTMENTS

                                                                                          -------------------------------
                                                                                              HORIZON 20+ PORTFOLIO
                                                                                          -------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                           SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       (a) Burr-Brown Corp.                                     --          $     --
                                       (a) CHS Electronics, Inc.                            27,000               403
                                           Cap Gemini Sogeti, S.A.                           3,100               613
                                       (a) CIBER, Inc.                                          --                --
                                       (a) Cisco Systems                                     6,925               774
                                           Comdisco, Inc.                                   43,600               583
                                           Computer Associates International                10,000               506
                                           Computer Sciences Corp.                          12,800               878
                                       (a) Compuware Corp.                                   2,000               133
                                       (a) Comverse Technologies, Inc.                          --                --
                                           Deutsche Telekom                                  4,100               187
                                       (a) Fuji Photo Film Co., Ltd.                         7,000               259
                                           GTE Corp.                                         5,500               371
                                       (a) HMT Technology Corp.                              2,200                24
                                           Hewlett-Packard Co.                               4,300               337
                                       (a) InaCom Corp.                                      8,700               114
                                           Intel Corp.                                      10,200             1,438
                                       (a) Keane, Inc.                                       4,800               155
                                       (a) Koninklijke KPN, N.V.                             5,700               316
                                       (a) Learning Company, Inc.                            1,700                41
                                           Linear Technology Corp.                           8,100               824
                                           MasTec, Inc.                                      1,000                30
                                           Murata Manufacturing                                 --                --
                                       (a) Orbital Sciences Corp.                            8,600               345
                                           Pittway Corp.                                    14,200               398
                                       (a) Pomeroy Computer Resources                       14,500               308
                                           Primex Technologies, Inc.                        14,000               615
                                       (a) Quantum Corp.                                    25,400               606
                                           Reynolds & Reynolds Co.                          24,500               490
                                           SAP, A.G.                                           300               118
                                           Scientific-Atlanta, Inc.                          4,600               143
                                       (a) Sun Microsystems                                  5,700               638
                                       (a) Synopsys, Inc.                                    8,200               476
                                       (a) Tech Data Corp.                                      --                --
                                           Technitrol, Inc.                                  9,100               223
                                           Telecom Italia, SpA                              76,430               716
                                       (a) Veritas DGC, Inc.                                41,600               517
                                           -------------------------------------------------------------------------
                                                                                                              18,407
--------------------------------------------------------------------------------------------------------------------
   TRANSPORTATION -- 1.2%,             (a) AMR Corp.                                            --                --
   1.7% AND 1.6%                           Air New Zealand, Ltd., "B"                           --                --
                                           Airborne Freight Corp.                              800                28
                                       (a) America West Holdings Corp., "B"                  2,200                47
                                           Comair Holdings, Inc.                            18,000               660
                                       (a) FDX Corp.                                         2,400               196
                                           Jurong Shipyard, Ltd.                            10,400                42
                                           Qantas Airways, Ltd.                            119,500               260
                                           Roadway Express, Inc.                             6,000                99
                                           Tranz Rail Holdings                                  --                --
                                           Trinity Industries                                1,000                36
                                       (a) U.S. Xpress Enterprises, "A"                     11,400               194
                                       (a) Wisconsin Central Transportation Corp.               --                --
                                           -------------------------------------------------------------------------
                                                                                                               1,562
--------------------------------------------------------------------------------------------------------------------
  UTILITIES -- 6.4%,                       Ameren Corp.                                         --                --
  5.7% AND 3.9%                        (a) Anglian Water, PLC                                   --                --
                                           Aquarion Co.                                      7,700               297
                                           Black Hills Corp.                                 8,700               216
                                           CLP Holdings Ltd.                                70,000               317
                                       (a) Calpine Corp.                                     1,100                41

PORTFOLIOS OF INVESTMENTS



-------------------------------------         -------------------------------
        HORIZON 10+ PORTFOLIO                         HORIZON 5 PORTFOLIO
-------------------------------------         -------------------------------
            NUMBER OF                             NUMBER OF
             SHARES            VALUE               SHARES           VALUE
-----------------------------------------------------------------------------
               1,200          $    29                     --          $    --
              46,900              701                  5,000               75
                 200               40                    900              178
                  --               --                  3,000               83
               5,862              655                     --               --
               6,500               87                  9,900              132
               7,500              380                  2,500              127
               6,600              453                    500               34
               2,400              159                  1,700              113
                  --               --                    800               67
               4,600              209                  1,800               82
               3,400              126                  2,000               74
               5,000              337                  2,000              135
               1,700               18                    800                9
               3,600              282                  1,400              110
                  --               --                  4,000               52
               8,100            1,142                  2,500              352
               1,600               52                     --               --
                  --               --                     --               --
               1,300               32                    500               12
               5,900              600                  2,200              224
                 800               24                    300                9
                 100                5                     --               --
               2,900              116                  2,600              104
               8,000              224                  3,800              107
              11,100              236                  1,900               40
                  --               --                  1,300               57
              17,200              411                  5,400              129
                  --               --                     --               --
               1,600              631                    100               39
              26,600              828                  1,300               40
              10,000            1,119                  1,200              134
               8,200              476                  1,400               81
               9,400              295                  1,500               47
                  --               --                  2,000               49
              23,100              216                 10,980              103
               4,400               55                  9,900              123
------------------------------------------------------------------------------
                               12,329                                   4,230
------------------------------------------------------------------------------
               5,400              317                  2,000              118
             105,000              175                  5,300                9
                 600               21                    200                7
               1,700               37                    600               13
              20,600              756                  3,300              121
               2,000              163                    600               49
                  --               --                     --               --
                  --               --                193,800              422
              19,300              320                  1,200               20
              46,000              111                     --               --
                 800               29                  4,900              175
              19,200              326                     --               --
                  --               --                    400                6
------------------------------------------------------------------------------
                                2,255                                     940
------------------------------------------------------------------------------
                  --               --                  5,300              208
                  --               --                  4,800               60
              11,400              440                  5,300              204
              14,600              362                    400               10
              32,500              147                 11,000               50
                  --               --                    300               11

PORTFOLIOS OF INVESTMENTS

                                                                                          -------------------------------
                                                                                              HORIZON 20+ PORTFOLIO
                                                                                          -------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                           SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       (a) Casella Waste Systems, Inc.                          --          $     --
                                           Chugoku Electric Power                           64,400             1,088
                                           CINergy Corp.                                        --                --
                                           Eastern Enterprises                               1,100                44
                                           Eastern Utilities Associates                      7,200               213
                                           Empire District Electric                         19,300               480
                                           FPL Group                                        11,700               642
                                           FirstEnergy Corp.                                 2,500                78
                                           Hokuriku Electric Power Co.                          --                --
                                       (a) Hong Kong & China Gas Co., Ltd.                 133,000               154
                                       (a) Hong Kong Electric Holdings, Ltd.                    --                --
                                       (a) Hong Kong Telecommunications, Ltd.               58,600                95
                                           Kyushu Electric Power Co.                        62,200             1,027
                                           LG&E Energy Corp.                                    --                --
                                           Northwestern Corp.                                   --                --
                                           Scottish Power PLC                               54,000               573
                                           Scottish & South Energy                         110,200             1,054
                                           Shikoku Electric Power                           66,100             1,111
                                           TNP Enterprises                                     700                25
                                           Texas Utilities Co., Inc.                            --                --
                                           Tohoku Electric Power Co.                            --                --
                                       (a) United Utilities, PLC                            25,000               323
                                           WPS Resources Corp.                                  --                --
                                           Waste Management, Inc.                            6,010               300
                                           -----------------------------------------------------------------------------
                                                                                                               8,078
                                           -----------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--77.4%, 59.1% AND 39.8%
                                                                                                              98,341
                                           (Cost: $85,598, $67,197 and $20,805)
                                           -----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                           AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS
                                       (b) Repurchase agreements
                                           State Street Bank and Trust Company
                                           dated 1/29/99, 4.00%, due 2/1/99                $   956               956
                                           Other money market instruments
                                             Yield--4.76% to 4.91%
                                             Due--February 1999                              2,000             1,999
                                           -----------------------------------------------------------------------------
                                           TOTAL MONEY MARKET INSTRUMENTS--2.3%, 1.5% AND 2.1%
                                           (Cost: $2,955, $1,998 and $1,229)                                   2,955
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIOS--100%
                                           (Cost: $114,188, $120,789 and $56,457)                           $127,055
                                           -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments for federal income tax purposes at January 31, 1999, the unrealized appreciation and depreciation on investments is as follows (in thousands):

                                                                HORIZON 20+    HORIZON 10+    HORIZON 5
------------------------------------------------------------------------------------------------------------
Cost of investments for federal income tax purposes              $114,188       $120,789       $56,457
------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                                      17,869         14,907         4,418
------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                                       5,002          4,506         1,529
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                        12,867         10,401         2,889
------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS

-----------------------------------     --------------------------------------
        HORIZON 10+ PORTFOLIO                    HORIZON 5 PORTFOLIO
-----------------------------------     --------------------------------------
            NUMBER OF                   NUMBER OF
             SHARES            VALUE     SHARES            VALUE
-------------------------------------------------------------------------------
               4,900          $   127         --          $    --
              51,600              872     15,700              265
                  --               --      2,900               91
              12,700              511         --               --
                  --               --         --               --
               5,200              129      2,100               52
               6,100              335      1,700               93
               9,900              308      3,100               96
               4,000               65         --               --
              52,700               61     12,200               14
             114,200              335         --               --
              68,000              110         --               --
              12,800              211         --               --
              31,700              836      5,500              145
              14,200              378     11,600              309
               2,000               21         --               --
              87,400              836     26,900              257
               6,500              109     16,100              271
                 600               21        200                7
               7,400              325        800               35
              31,000              512         --               --
              18,700              242      6,300               81
                  --               --      1,000               33
               4,977              249         --               --
------------------------------------------------------------------------------
                                7,542                       2,292
------------------------------------------------------------------------------
                               77,463                      23,619
------------------------------------------------------------------------------

            PRINCIPAL                    PRINCIPAL
             AMOUNT            VALUE      AMOUNT            VALUE
-------------------------------------------------------------------------------
             $   --                 --    $  230               230
              2,000              1,998     1,000               999
-------------------------------------------------------------------------------
                                 1,998                       1,229
-------------------------------------------------------------------------------
                              $131,190                     $59,346
-------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1999 (unaudited)
(IN THOUSANDS)

                                                                             KEMPER HORIZON FUND
                                                                ---------------------------------------------
                                                                20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
ASSETS
Investments, at value
(Cost: $114,188, $120,789, and $56,457)                           $127,055          131,190          59,346
-------------------------------------------------------------------------------------------------------------
Cash                                                                    21               10             243
-------------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                       4               44             248
-------------------------------------------------------------------------------------------------------------
  Dividends and interest                                               625            1,094             469
-------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                   127,705          132,338          60,306
-------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Fund shares redeemed                                                  18               25              38
-------------------------------------------------------------------------------------------------------------
  Management fee                                                        64               64              29
-------------------------------------------------------------------------------------------------------------
  Distribution services fee                                             42               39              19
-------------------------------------------------------------------------------------------------------------
  Administrative services fee                                           24               24              12
-------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               200              101              44
-------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                               3                5              13
-------------------------------------------------------------------------------------------------------------
    Total liabilities                                                  351              258             155
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $127,354          132,080          60,151
-------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                   $110,891          117,166          55,796
-------------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                       3,685            4,295           1,291
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                          12,867           10,401           2,889
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss)                             (89)             218             175
-------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $127,354          132,080          60,151
-------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net assets applicable to shares outstanding                     $ 57,729           67,638          29,980
-------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 4,249            5,373           2,660
-------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share (net assets
  / shares outstanding)                                           $  13.59            12.59           11.27
-------------------------------------------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $  14.42            13.36           11.96
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                     $ 56,738           51,216          24,292
-------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 4,248            4,072           2,154
-------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share (net assets /
  shares outstanding)                                             $  13.36            12.58           11.28
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                     $ 11,766           13,064           5,721
-------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                   881            1,042             507
-------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share (net assets /
  shares outstanding)                                             $  13.34            12.54           11.28
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net assets applicable to shares outstanding                     $  1,121              162             158
-------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                    82               13              14
-------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share (net assets
  / shares outstanding)                                           $  13.66            12.57           11.29
-------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended January 31, 1999 (unaudited)
(IN THOUSANDS)

                                                                           KEMPER HORIZON FUND
                                                              ----------------------------------------------
                                                              20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
NET INVESTMENT INCOME
  Dividends                                                      $   477              387            131
------------------------------------------------------------------------------------------------------------
  Interest                                                           941            1,823          1,144
------------------------------------------------------------------------------------------------------------
    Total investment income                                        1,418            2,210          1,275
------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                     332              346            158
------------------------------------------------------------------------------------------------------------
  Distribution services fee                                          232              215            108
------------------------------------------------------------------------------------------------------------
  Administrative services fee                                        133              140             65
------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             665              392            150
------------------------------------------------------------------------------------------------------------
  Professional fees                                                   20               25             12
------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                             25               26             17
------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                            27               26             12
------------------------------------------------------------------------------------------------------------
    Total expenses                                                 1,434            1,170            522
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         (16)           1,040            753
------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sales of investments                        4,423            4,765          1,661
------------------------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                       (153)            (102)           (16)
------------------------------------------------------------------------------------------------------------
    Net realized gain                                              4,270            4,663          1,645
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            (2,394)          (2,194)          (885)
------------------------------------------------------------------------------------------------------------
Net gain on investments                                            1,876            2,469            760
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 1,860            3,509          1,513
------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 1999 (unaudited) and for the year ended July 31, 1998

(IN THOUSANDS)

                                                                  KEMPER HORIZON FUND
                                                --------------------------------------------------------
                                                  20+ PORTFOLIO        10+ PORTFOLIO       5 PORTFOLIO
                                                ------------------   -----------------   ---------------
                                                  1999      1998      1999      1998      1999     1998
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income (loss)                  $    (16)       48     1,040     1,553      753    1,245
--------------------------------------------------------------------------------------------------------
  Net realized gain                                4,270       679     4,663     1,335    1,645      528
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation           (2,394)    6,055    (2,194)    5,063     (885)   1,289
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         1,860     6,782     3,509     7,951    1,513    3,062
--------------------------------------------------------------------------------------------------------
  Distribution from net investment income            (74)     (124)     (954)   (1,217)    (815)  (1,124)
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain               (184)   (2,944)   (1,127)   (2,477)    (582)    (920)
--------------------------------------------------------------------------------------------------------
Total dividends to shareholders                     (258)   (3,068)   (2,081)   (3,694)  (1,397)  (2,044)
--------------------------------------------------------------------------------------------------------
Net increase from capital share transactions      15,676    43,689    18,965    44,030    4,700   23,617
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                      17,278    47,403    20,393    48,287    4,816   24,635
--------------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                              110,076    62,673   111,687    63,400   55,335   30,700
--------------------------------------------------------------------------------------------------------
END OF PERIOD                                   $127,354   110,076   132,080   111,687   60,151   55,335
--------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT
END OF PERIOD                                   $    (89)        1       218       132      175      237
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Horizon Fund (the "fund") is an open-end diversified management investment company organized as a business trust under the laws of Massachusetts. The fund consists of three investment portfolios ("portfolios") designed for investors with different investment objectives. The three portfolios are Kemper Horizon 20+, Kemper Horizon 10+ and Kemper Horizon 5. Each portfolio currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of each portfolio have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Other fund expenses are allocated among the portfolios in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the portfolio's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. Each portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each portfolio paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. Each portfolio intends to pay dividends of net investment income as follows: annually for the Kemper Horizon 20+ semiannually for the Kemper Horizon 10+ and quarterly for the Kemper Horizon 5. Each portfolio will pay any net realized capital gains at least annually. Dividends are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. Each portfolio has a
                             management agreement with Scudder Kemper
                             Investments, Inc. (Scudder Kemper). Under the management agreement each portfolio pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred management fees of $836,000 for the six months ended January 31, 1999.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T industries p.l.c. (B.A.T.) pursuant to which the financial services businesses at B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreements with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement for each portfolio with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreements through a proxy solicitation that concluded in mid-December.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of each portfolio's Class A shares for the six months ended January 31, 1999 are as follows:

                                                                  COMMISSIONS
                                                                RETAINED BY KDI
                                                                ---------------
                             Kemper Horizon 20+ Portfolio            $10,000
                             Kemper Horizon 10+ Portfolio             11,000
                             Kemper Horizon 5 Portfolio                7,000

                             For services under the distribution services agreement, each portfolio pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each portfolio. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC related to Class B and Class C shares for the six months ended January 31, 1999 are as follows:

                                                                                       DISTRIBUTION FEES
                                                                                           AND CDSC
                                                                                        RECEIVED BY KDI
                                                                                       -----------------
                             Kemper Horizon 20+ Portfolio                                  $280,000
                             Kemper Horizon 10+ Portfolio                                   255,000
                             Kemper Horizon 5 Portfolio                                     129,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each portfolio pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of portfolio accounts the firms service. Administrative services fees
                             (ASF) paid for the six months ended January 31, 1999 are as follows:

                                                                    ASF PAID BY
                                                               THE PORTFOLIOS TO KDI
                                                               ----------------------
                             Kemper Horizon 20+ Portfolio             $133,000
                             Kemper Horizon 10+ Portfolio              140,000
                             Kemper Horizon 5 Portfolio                 65,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,018,000 for the six months ended January 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the six months ended January 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $19,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4     INVESTMENT
     TRANSACTIONS            For the six months ended January 31, 1999,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                                                                    KEMPER         KEMPER        KEMPER
                                                                  HORIZON 20+    HORIZON 10+    HORIZON 5
                                                                  -----------    -----------    ---------
                             Purchases                              $63,036        55,229        20,918
                             Proceeds from sales                     49,178        37,804        17,792

--------------------------------------------------------------------------------

5
     CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the portfolios (in thousands):

                             KEMPER HORIZON 20+ PORTFOLIO

                                                          SIX MONTHS ENDED                  YEAR ENDED
                                                          JANUARY 31, 1999                JULY 31, 1998
                                                        --------------------           --------------------
                                                        SHARES       AMOUNT            SHARES       AMOUNT
                             SHARES SOLD
                              Class A                   1,016        $13,175           2,092        $27,974
                             ------------------------------------------------------------------------------
                              Class B                     819         10,384           1,757         22,828
                             ------------------------------------------------------------------------------
                              Class C                     265          3,376             460          6,048
                             ------------------------------------------------------------------------------
                              Class I                      14            193             111            568
                             ------------------------------------------------------------------------------
                              SHARES ISSUED IN
                              REINVESTMENT OF DIVIDENDS
                              Class A                      11            144             120          1,458
                             ------------------------------------------------------------------------------
                              Class B                       6             82             110          1,326
                             ------------------------------------------------------------------------------
                              Class C                       1             16              14            171
                             ------------------------------------------------------------------------------
                              Class I                       1             14               3             41
                             ------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                    (454)        (5,794)           (630)        (8,322)
                             ------------------------------------------------------------------------------
                              Class B                    (341)        (4,540)           (518)        (7,024)
                             ------------------------------------------------------------------------------
                              Class C                     (85)        (1,074)             82         (1,086)
                             ------------------------------------------------------------------------------
                              Class I                     (24)          (300)            (90)          (293)
                             ------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                      20            248              80          1,050
                             ------------------------------------------------------------------------------
                              Class B                     (20)          (248)            (80)        (1,050)
                             ------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE
                              TRANSACTIONS                           $15,676                        $43,689
                             ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                              KEMPER HORIZON 10+ PORTFOLIO

                                                          SIX MONTHS ENDED                   YEAR ENDED
                                                          JANUARY 31, 1999                 JULY 31, 1998
                                                        ---------------------           --------------------
                                                        SHARES        AMOUNT            SHARES       AMOUNT
                              SHARES SOLD
                               Class A                   1,285       $ 16,096           2,805        $33,563
                              ------------------------------------------------------------------------------
                               Class B                   1,134         13,862           1,763         21,466
                              ------------------------------------------------------------------------------
                               Class C                     279          3,386             505          6,176
                              ------------------------------------------------------------------------------
                               Class I                       1             13              33            141
                              ------------------------------------------------------------------------------
                               SHARES ISSUED IN
                               REINVESTMENT OF DIVIDENDS
                               Class A                      96          1,192             157          1,820
                              ------------------------------------------------------------------------------
                               Class B                      54            674             124          1,294
                              ------------------------------------------------------------------------------
                               Class C                      14            167              29            334
                              ------------------------------------------------------------------------------
                               Class I                       1              3               2             23
                              ------------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A                    (736)        (8,834)           (717)        (8,630)
                              ------------------------------------------------------------------------------
                               Class B                    (449)        (6,040)           (825)        (9,857)
                              ------------------------------------------------------------------------------
                               Class C                    (111)        (1,342)           (168)        (2,084)
                              ------------------------------------------------------------------------------
                               Class I                     (18)          (212)            (39)          (216)
                              ------------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                      75            904             120          1,523
                              ------------------------------------------------------------------------------
                               Class B                     (75)          (904)           (120)        (1,523)
                              ------------------------------------------------------------------------------
                               NET INCREASE FROM
                               CAPITAL SHARE TRANSACTIONS            $ 18,965                        $44,030
                              ------------------------------------------------------------------------------

                              KEMPER HORIZON 5 PORTFOLIO

                                                          SIX MONTHS ENDED                   YEAR ENDED
                                                          JANUARY 31, 1999                 JULY 31, 1998
                                                        ---------------------           --------------------
                                                        SHARES        AMOUNT            SHARES       AMOUNT
                              SHARES SOLD
                               Class A                     909       $ 10,476           1,976        $21,743
                              ------------------------------------------------------------------------------
                               Class B                     776          8,538           1,414         15,661
                              ------------------------------------------------------------------------------
                               Class C                     149          1,642             242          2,675
                              ------------------------------------------------------------------------------
                               Class I                       1              9               7             83
                              ------------------------------------------------------------------------------
                               SHARES ISSUED IN
                               REINVESTMENT OF DIVIDENDS
                               Class A                      61            670              78            850
                              ------------------------------------------------------------------------------
                               Class B                      49            542              84            908
                              ------------------------------------------------------------------------------
                               Class C                      12            137              18            198
                              ------------------------------------------------------------------------------
                               Class I                       1              5               1              9
                              ------------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A                    (688)        (7,641)           (858)        (9,364)
                              ------------------------------------------------------------------------------
                               Class B                    (741)        (8,512)           (729)        (8,043)
                              ------------------------------------------------------------------------------
                               Class C                     (98)        (1,100)            (97)        (1,089)
                              ------------------------------------------------------------------------------
                               Class I                      (7)           (66)             (1)           (14)
                              ------------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                      29            316              83            919
                              ------------------------------------------------------------------------------
                               Class B                     (29)          (316)             83           (919)
                              ------------------------------------------------------------------------------
                               NET INCREASE FROM
                               CAPITAL SHARE TRANSACTIONS            $  4,700                        $23,617
                              ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            -----------------------------------------------
                                                               CLASS A
                                            -----------------------------------------------
                                              SIX MONTHS       YEAR ENDED
                                            ENDED JANUARY       JULY 31,      DEC. 29, 1995
             KEMPER HORIZON                      31,          -------------    TO JULY 31,
              20+ PORTFOLIO                      1999         1998    1997        1996
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $13.48        12.89    9.72       9.50
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .02          .04     .12        .18
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain                 .13         1.07    3.15        .04
-------------------------------------------------------------------------------------------
Total from investment operations                   .15         1.11    3.27        .22
-------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income          .02          .04     .10         --
-------------------------------------------------------------------------------------------
  Distribution from net realized gain              .02          .48      --         --
-------------------------------------------------------------------------------------------
Total dividends                                    .04          .52     .10         --
-------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.59        13.48   12.89       9.72
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     1.08%        9.04   33.90       2.32
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                          2.07%        2.00    1.69       1.48
-------------------------------------------------------------------------------------------
Net investment income                              .39%         .49    1.08       1.51
-------------------------------------------------------------------------------------------

                                            -----------------------------------------------
                                                               CLASS B
                                            -----------------------------------------------
                                              SIX MONTHS       YEAR ENDED
                                            ENDED JANUARY       JULY 31,      DEC. 29, 1995
                                                 31,          -------------    TO JULY 31,
                                                 1999         1998    1997        1996
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $13.28        12.79    9.65       9.50
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (.02)        (.03)    .03        .11
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain                 .12         1.00    3.15        .04
-------------------------------------------------------------------------------------------
Total from investment operations                   .10          .97    3.18        .15
-------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income           --           --     .04         --
-------------------------------------------------------------------------------------------
  Distribution from net realized gain              .02          .48      --         --
-------------------------------------------------------------------------------------------
Total dividends                                    .02          .48     .04         --
-------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.36        13.28   12.79       9.65
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      .76%        7.98   33.01       1.58
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                          2.80%        2.79    2.47       2.26
-------------------------------------------------------------------------------------------
Net investment income (loss)                      (.34)%       (.30)    .30        .73
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             --------------------------------------------------
                                                                 CLASS C
                                             --------------------------------------------------
                                              SIX MONTHS        YEAR ENDED
                                                ENDED            JULY 31,       DEC. 29, 1995
             KEMPER HORIZON                  JANUARY 31,      --------------     TO JULY 31,
              20+ PORTFOLIO                      1999          1998    1997          1996
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $13.29         12.80    9.67         9.50
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (.03)         (.05)    .04          .13
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain                 .10          1.02    3.13          .04
-----------------------------------------------------------------------------------------------
Total from investment operations                   .07           .97    3.17          .17
-----------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income           --            --     .04           --
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain              .02           .48      --           --
-----------------------------------------------------------------------------------------------
Total dividends                                    .02           .48     .04           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.34         13.29   12.80         9.67
-----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      .53%         7.97   32.80         1.79
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                          3.18%         3.03    2.48         2.23
-----------------------------------------------------------------------------------------------
Net investment income (loss)                      (.72)%        (.54)    .29          .76
-----------------------------------------------------------------------------------------------

                                             --------------------------------------------------
                                                                 CLASS I
                                             --------------------------------------------------
                                              SIX MONTHS        YEAR ENDED
                                                ENDED            JULY 31,          APRIL 8
                                             JANUARY 31,      --------------     TO JULY 31,
                                                 1999          1998    1997          1996
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $13.62         12.96    9.73        10.03
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .13           .17     .19          .07
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          .10          1.09    3.17         (.37)
-----------------------------------------------------------------------------------------------
Total from investment operations                   .23          1.26    3.36         (.30)
-----------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income          .17           .12     .13           --
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain              .02           .48      --           --
-----------------------------------------------------------------------------------------------
Total dividends                                    .19           .60     .13           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.66         13.62   12.96         9.73
-----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     1.71%        10.29   34.84        (2.99)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                           .87%          .85    1.04          .73
-----------------------------------------------------------------------------------------------
Net investment income                             1.59%         1.64    1.73         2.32
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED         YEAR ENDED JULY 31,    DEC. 29, 1995
                                             JANUARY 31,      -------------------     TO JULY 31,
                                                 1999           1998       1997           1996
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                     $127,354        110,076    62,673         18,251
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 83%            44       130            122
----------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------
                                                           CLASS A
                                           ----------------------------------------------
                                           SIX MONTHS     YEAR ENDED
                                              ENDED        JULY 31,       DEC. 29, 1995
             KEMPER HORIZON                JANUARY 31,   -------------     TO JULY 31,
              10+ PORTFOLIO                   1999       1998    1997          1996
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.49      12.01    9.60         9.50
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .12        .24     .25          .20
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .21        .87    2.36         (.04)
-----------------------------------------------------------------------------------------
Total from investment operations                .33       1.11    2.61          .16
-----------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income       .12        .22     .20          .06
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           .11        .41      --           --
-----------------------------------------------------------------------------------------
Total dividends                                 .23        .63     .20          .06
-----------------------------------------------------------------------------------------
Net asset value, end of period               $12.59      12.49   12.01         9.60
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  2.68%      9.75   27.43         1.70
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       1.52%      1.48    1.51         1.48
-----------------------------------------------------------------------------------------
Net investment income                          2.15%      2.26    2.36         2.40
-----------------------------------------------------------------------------------------

                                           ----------------------------------------------
                                                              CLASS B
                                           ----------------------------------------------
                                           SIX MONTHS     YEAR ENDED
                                              ENDED        JULY 31,       DEC. 29, 1995
                                           JANUARY 31,   -------------     TO JULY 31,
                                              1999       1998    1997          1996
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.48      12.00    9.60         9.50
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .06        .15     .16          .17
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .21        .86    2.35         (.04)
-----------------------------------------------------------------------------------------
Total from investment operations                .27       1.01    2.51          .13
-----------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income       .06        .12     .11          .03
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           .11        .41      --           --
-----------------------------------------------------------------------------------------
Total dividends                                 .17        .53     .11          .03
-----------------------------------------------------------------------------------------
Net asset value, end of period               $12.58      12.48   12.00         9.60
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  2.22%      8.85   26.25         1.38
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       2.37%      2.36    2.36         2.26
-----------------------------------------------------------------------------------------
Net investment income                          1.30%      1.38    1.51         1.62
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------------
                                                              CLASS C
                                           ---------------------------------------------
                                           SIX MONTHS    YEAR ENDED JULY
                                              ENDED            31,         DEC. 29, 1995
             KEMPER HORIZON                JANUARY 31,   ---------------    TO JULY 31,
              10+ PORTFOLIO                   1999        1998     1997        1996
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $ 12.44      11.98     9.60        9.50
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .06        .14      .14         .17
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .21        .87     2.34        (.04)
----------------------------------------------------------------------------------------
Total from investment operations                 .27       1.01     2.48         .13
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .06        .14      .10         .03
----------------------------------------------------------------------------------------
  Distribution from net realized gain            .11        .41       --          --
----------------------------------------------------------------------------------------
Total dividends                                  .17        .55      .10         .03
----------------------------------------------------------------------------------------
Net asset value, end of period               $ 12.54      12.44    11.98        9.60
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   2.21%      8.83    25.97        1.39
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                        2.51%      2.39     2.61        2.23
----------------------------------------------------------------------------------------
Net investment income                           1.16%      1.35     1.26        1.65
----------------------------------------------------------------------------------------

                                           ---------------------------------------------
                                                              CLASS I
                                           ---------------------------------------------
                                           SIX MONTHS    YEAR ENDED JULY
                                              ENDED            31,            APRIL 8
                                           JANUARY 31,   ---------------    TO JULY 31,
                                              1999        1998     1997        1996
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $ 12.46      11.97     9.57        9.83
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .28        .35      .26         .09
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .09        .84     2.40        (.26)
----------------------------------------------------------------------------------------
Total from investment operations                 .37       1.19     2.66        (.17)
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .15        .29      .26         .09
----------------------------------------------------------------------------------------
  Distribution from net realized gain            .11        .41       --          --
----------------------------------------------------------------------------------------
Total dividends                                  .26        .70      .26         .09
----------------------------------------------------------------------------------------
Net asset value, end of period               $ 12.57      12.46    11.97        9.57
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   3.01%     10.47    28.09       (1.74)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                        1.05%       .99     1.06         .73
----------------------------------------------------------------------------------------
Net investment income                           2.62%      2.75     2.81        3.21
----------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED      YEAR ENDED JULY 31,    DEC. 29, 1995
                                           JANUARY 31,   --------------------    TO JULY 31,
                                              1999         1998        1997         1996
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $132,080      111,687     63,400       18,912
---------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              61%          37        126           87
---------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

                                            -----------------------------------------------
                                                               CLASS A
                                            -----------------------------------------------
                                              SIX MONTHS       YEAR ENDED
                                                ENDED           JULY 31,      DEC. 29, 1995
             KEMPER HORIZON                  JANUARY 31,      -------------    TO JULY 31,
               5 PORTFOLIO                       1999         1998    1997        1996
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $11.26        11.06    9.57       9.50
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .17          .35     .34        .25
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          .15          .47    1.45       (.07)
-------------------------------------------------------------------------------------------
Total from investment operations                   .32          .82    1.79        .18
-------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income          .19          .35     .30        .11
-------------------------------------------------------------------------------------------
  Distribution from net realized gain              .12          .27      --         --
-------------------------------------------------------------------------------------------
Total dividends                                    .31          .62     .30        .11
-------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.27        11.26   11.06       9.57
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     2.87%        7.74   19.02       1.84
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                          1.63%        1.64    1.51       1.48
-------------------------------------------------------------------------------------------
Net investment income                             3.07%        3.28    3.30       3.20
-------------------------------------------------------------------------------------------

                                            -----------------------------------------------
                                                               CLASS B
                                            -----------------------------------------------
                                              SIX MONTHS       YEAR ENDED
                                                ENDED           JULY 31,      DEC. 29, 1995
                                             JANUARY 31,      -------------    TO JULY 31,
                                                 1999         1998    1997        1996
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $11.28        11.06    9.57        9.50
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .14          .30     .27         .21
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          .14          .47    1.44        (.07)
-------------------------------------------------------------------------------------------
Total from investment operations                   .28          .77    1.71         .14
-------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income          .16          .28     .22         .07
-------------------------------------------------------------------------------------------
  Distribution from net realized gain              .12          .27      --          --
-------------------------------------------------------------------------------------------
Total dividends                                    .28          .55     .22         .07
-------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.28        11.28   11.06        9.57
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     2.51%        7.27   18.15        1.44
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                          2.20%        2.17    2.15        2.26
-------------------------------------------------------------------------------------------
Net investment income                             2.50%        2.75    2.66        2.42
-------------------------------------------------------------------------------------------

FINANCIAL Highlights

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------
                                                              CLASS C
                                           ----------------------------------------------
                                           SIX MONTHS    YEAR ENDED JULY
                                              ENDED            31,          DEC. 29, 1995
             KEMPER HORIZON                JANUARY 31,   ----------------    TO JULY 31,
               5 PORTFOLIO                    1999        1998      1997        1996
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $11.27        11.07     9.57        9.50
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .13          .28      .28         .21
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .16          .47     1.43        (.07)
-----------------------------------------------------------------------------------------
Total from investment operations                .29          .75     1.71         .14
-----------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income       .16          .28      .21         .07
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           .12          .27       --          --
-----------------------------------------------------------------------------------------
Total dividends                                 .28          .55      .21         .07
-----------------------------------------------------------------------------------------
Net asset value, end of period               $11.28        11.27    11.07        9.57
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  2.60%        7.10    18.13        1.45
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       2.18%        2.18     2.16        2.23
-----------------------------------------------------------------------------------------
Net investment income                          2.52%        2.74     2.65        2.45
-----------------------------------------------------------------------------------------

                                           ------------------------------------------------
                                                               CLASS I
                                           ------------------------------------------------
                                           SIX MONTHS      YEAR ENDED
                                              ENDED         JULY 31,           APRIL 8
                                           JANUARY 31,   --------------      TO JULY 31,
                                              1999        1998    1997          1996
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $11.28       11.06    9.58          9.69
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .26         .41     .32           .08
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .09         .47    1.49          (.11)
-------------------------------------------------------------------------------------------
Total from investment operations                .35         .88    1.81          (.03)
-------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income       .22         .39     .33           .08
-------------------------------------------------------------------------------------------
  Distribution from net realized gain           .12         .27      --            --
-------------------------------------------------------------------------------------------
Total dividends                                 .34         .66     .33           .08
-------------------------------------------------------------------------------------------
Net asset value, end of period               $11.29       11.28   11.06          9.58
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  3.19%       8.29   19.27          (.31)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       1.04%       1.03    1.20           .73
-------------------------------------------------------------------------------------------
Net investment income                          3.66%       3.89    3.61          4.11
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALLOCATION
-------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED      YEAR ENDED JULY 31,      DEC. 29, 1995
                                           JANUARY 31,   --------------------      TO JULY 31,
                                              1999         1998        1997           1996
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $60,151       55,335     30,700         10,831
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              60%          43        150             57
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS FOR ALL PORTFOLIOS:

Total returns do not reflect the effect of any sales charges.

Per share data for the period ended July 31, 1996 was determined based on average shares outstanding.

Data for the period ended January 31, 1999 is unaudited.

For the period ended July 31, 1996, the investment manager agreed to reduce its management fee and absorb certain operating expenses of the portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Horizon Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

KEMPER HORIZON 20+
--------------------------------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      4,444,138  109,481   196,080

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes
      3,445,253  336,585   318,303   649,557

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes
      3,444,047  337,791   318,303   649,557

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes
      3,440,500  341,337   318,303   649,557

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,732  335,106   318,303   649,557

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,732  335,106   318,303   649,557

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,445,234  336,604   318,303   649,557

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,732  335,106   318,303   649,557

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,387  335,451   318,303   649,557

Lending

                                      Broker
         For     Against   Abstain   Non-Votes
      3,443,714  338,124   318,303   649,557

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes
      3,445,545  336,293   318,303   649,557

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes
      3,440,703  341,134   318,303   649,557

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,732  335,106   318,303   649,557

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

KEMPER HORIZON 10+
---------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      5,145,765  57,328    200,872

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes
      3,984,444  196,926   290,435   932,161

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes
      3,984,496  196,874   290,435   932,161

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes
      3,978,128  203,242   290,435   932,161

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,983,727  197,643   290,435   932,161

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes
      3,984,496  196,874   290,435   932,161

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,978,392  202,978   290,435   932,161

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes
      3,983,727  197,643   290,435   932,161

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,984,496  196,874   290,435   932,161

Lending

                                      Broker
         For     Against   Abstain   Non-Votes
      3,979,759  201,611   290,435   932,161

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes
      3,972,810  208,560   290,435   932,161

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes
      3,983,700  197,670   290,435   932,161

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,978,508  202,862   290,435   932,161

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

KEMPER HORIZON 5
--------------------------------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      2,691,668  26,680    118,365

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

   Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes
      2,027,919  104,755   183,918   520,122

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes
      2,019,125  113,548   183,918   520,122

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,878  106,796   183,918   520,122

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,878  106,796   183,918   520,122

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes
      2,026,051  106,623   183,918   520,122

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      2,026,051  106,623   183,918   520,122

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes
      2,026,051  106,623   183,918   520,122

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,919  106,755   183,918   520,122

Lending

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,788  106,885   183,918   520,122

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,878  106,796   183,918   520,122

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,921  106,754   183,918   520,122

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      2,026,051  106,623   183,918   520,122

NOTES

 NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY            LINDA J. WONDRACK
Chairman and Trustee              President                 Vice President
JAMES E. AKINS                    PHILIP J. COLLORA         MAUREEN E. KANE
Trustee                           Vice President and        Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                        CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE            Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                         ELIZABETH C. WERTH
Trustee                           PHILIP S. FORTUNA         Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                          BRENDA LYONS
Trustee and Vice President        ANN M. MCCREARY           Assistant Treasurer
                                  Vice President
FRED B. RENWICK
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL               VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 North LaSalle Street
                            Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                 KEMPER SERVICE COMPANY
SERVICE AGENT               P.O. Box 419557
                            Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND               INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT              801 Pennsylvania Avenue
                            Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER       KEMPER DISTRIBUTORS, INC.
                            222 South Riverside Plaza   Chicago, IL 60606-5808
                            www.kemper.com
--------------------------------------------------------------------------------

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Horizon Fund prospectus.
KHF - 3 (3/24/99) 1068890